Van Kampen Trust for Investment Grade Municipals
                       Item 77(o) 10F-3 Transactions
                     April 1, 2002 - October 31, 2002



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
              10/30/  Variou  441,735,000  2,000,0   0.453%  0.27%
                02       s                   00                     Lehman
  New York                                                          Brothers,
    City                                                            Merrill
  Finance                                                           Lynch, JP
 Authority                                                          Morgan,
                                                                    Morgan
                                                                    Stanley,
                                                                    Advest,
                                                                    Bear
                                                                    Stearns,
                                                                    Dain
                                                                    Rauscher,
                                                                    First
                                                                    Albany,
                                                                    Goldman
                                                                    Sachs,
                                                                    Paine
                                                                    Webber,
                                                                    Ramirez &
                                                                    Co,
                                                                    Salomon
                                                                    Smith
                                                                    Barney,
                                                                    CIBC,
                                                                    Commerce
                                                                    Capital,
                                                                    AG
                                                                    Edwards,
                                                                    Jackson
                                                                    Sec, Legg
                                                                    Mason,
                                                                    Loop
                                                                    Capital,
                                                                    Prudential
                                                                    ,
                                                                    Quick&Reil
                                                                    ly,
                                                                    Raymond
                                                                    James,
                                                                    Roosevelt&
                                                                    Cross
                                                                      Sibert
                                                                    Brandford
                                                                      Shank


 Municipal                                                          Bear
  Electric                                                          Stearns,
 Authority    08/22/  Variou  258,465,000  4,000,0   1.548%  0.6%   JP Morgan,
 of Georgia     02       s                   00                     Goldman
                                                                    Sachs,
                                                                    Lehman
                                                                    Brothers,
                                                                    Morgan
                                                                    Stanley,
                                                                    Salomon
                                                                    Smith
                                                                    Barney,
                                                                    Paine
                                                                    Webber,
                                                                    Wachovia
                                                                    Bank











                                                                    Lehman
  New York                                                          Brothers,
    City      06/14/  108.50  1,239,894,1  3,000,0   0.242%  0.4%   Merrill
Transportat     02                43         00                     Lynch, JP
ion Finance                                                         Morgan,
 Authority                                                          Morgan
                                                                    Stanley,
                                                                    Advest,
                                                                    Bear
                                                                    Stearns,
                                                                    Dain
                                                                    Rauscher,
                                                                    First
                                                                    Albany,
                                                                    Goldman
                                                                    Sachs,
                                                                    Paine
                                                                    Webber,
                                                                    Ramirez &
                                                                    Co,
                                                                    Salomon
                                                                    Smith
                                                                    Barney,
                                                                    CIBC,
                                                                    Commerce
                                                                    Capital,
                                                                    AG
                                                                    Edwards,
                                                                    Jackson
                                                                    Sec, Legg
                                                                    Mason,
                                                                    Loop
                                                                    Capital,
                                                                    Prudential
                                                                    ,
                                                                    Quick&Reil
                                                                    ly,
                                                                    Raymond
                                                                    James,
                                                                    Roosevelt&
                                                                    Cross
                                                                      Sibert
                                                                    Brandford
                                                                      Shank

                                                                      Lehman
Metropolita                                                         Brothers,
     n        06/05/  Variou  1,725,100,0  3,000,0   0.174%  0.4%      Bear
Transportat     02       s        00         00                      Stearns,
    ion                                                               First
 Authority                                                          Albany, JP
                                                                     Morgan,
                                                                     Merrill
                                                                      Lynch,
                                                                      Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                      Paine
                                                                     Webber,
                                                                     ABN AMRO
                                                                    financial,
                                                                      Advest
                                                                    Inc, CIBC
                                                                      World
                                                                    Mordests,
                                                                     Commerce
                                                                     Capital,
                                                                    Fahnestock
                                                                       &Co,
                                                                     Jackson
                                                                       Sec,
                                                                    Qucik&Reil
                                                                       ly,
                                                                    Ramirez&Co
                                                                    , Raymond
                                                                    James, RBC
                                                                       Dain
                                                                    Rauscher,
                                                                    Roosevelt&
                                                                      Cross
                                                                     Siebert
                                                                    Brandford
                                                                      Shank,
                                                                     Wachovia
                                                                       Bank


                                                                      Paine
   Orange                                                            Webber,
   County     06/03/  Variou  129,585,000  3,000,0   2.315%  0.4%    Salomon
Florida COP     02       s                   00                       Smith
                                                                    Barney, AG
                                                                     Edwards,
                                                                     Jackson
                                                                    Securities
                                                                     , Morgan
                                                                     Stanley,
                                                                     Raymond
                                                                      James,
                                                                     Siebert
                                                                    Brandford
                                                                     & Shank,
                                                                    William R.
                                                                    Hough & Co


                                                                       Bear
Jacksonvill                                                          Stearns,
 e Florida                                                          JP Morgan,
  Electric    05/21/   98.75  75,000,000   1,000,0   1.333%  0.1%    Salomon
   System       02                           00                       Smith
                                                                     Barney,
                                                                     Banc of
                                                                     America,
                                                                     Goldman
                                                                      Sachs,
                                                                      Lehman
                                                                    Brothers,
                                                                     Merrill
                                                                      Lynch,
                                                                      Morgan
                                                                     Stanley,
                                                                      Paine
                                                                      Webber